Revolutionizing Solid Tumor Treatment:

Cell-based Oncolytic Virotherapies designed to target and kill tumor cells

Antonio F. Santidrian, Pharm.D, PhD.
Chief Scientific Officer

CALiDi BIOTHERAPEUTICS

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Challenges of immunotherapies in solid tumors



Immunotherapies
Cytokines
CAR-T & other Cell therapies
Cancer Vaccines
Checkpoints, other immunomodulators
1
2
3
Immunosuppressive tumor microenvironment
Treg cells
MDSC

1 **MOA**: Immunotherapy relies on activated immune cells infiltrating and persisting within tumors to mount an effective response.

2 **Tumor Resistance**: Unfortunately, tumors often block this process by preventing anti-tumor immune cells from infiltrating and persisting.

3 **Challenges in Efficacy**: Most of cell therapies are ineffective to treat solid tumors

Solution: Oncolytic viruses

BUT …



Table 1. Properties of key oncolytic viruses.

	DNA				RNA						
Virus	Adenovirus	Herpes simplex virus	Parvovirus H1	Vaccinia virus	Measles vaccine virus	Newcastle disease virus	Maraba virus	Reovirus	Vesicular stomatitis virus	Poliovirus	Coxsackie virus
Genome size and diameter	35 kb 90–100 nm	154 kb 200 nm	5 kb 18–28 nm	220-450 nm	16 kb 100–200 nm	15 kb 100–500 nm	11 kb 70–170 nm	23 kb 75 nm	11 kb 80 nm	25–30 nm	7.4 kb 22–30 nm
Capsid symmetry	Icosahedral	Icosahedral	Icosahedral	Complex	Icosahedral	Helical	Helical	Icosahedral	Helical	Icosahedral	Icosahedral
Envelope	Naked	Enveloped	Naked	Complex coats	Enveloped	Enveloped	Enveloped	Naked	Enveloped	Naked	Naked
Site of replication	Nucleus and cytoplasm	Nucleus and cytoplasm	Nucleus and cytoplasm	Cytoplasm	Cytoplasm	Cytoplasm	Cytoplasm	Cytoplasm	Cytoplasm	Cytoplasm	Cytoplasm
Transgene capacity	✓	✓	N/A	✓	✓	✓	✓	N/A	✓	✓	✓
Entry receptor	CAR	HVEM, nectin-1, nectin-2	Sialic acid residues	No specific receptor	SLAM and CD46	Sialic acid-containing proteins	LDLR	No specific receptor	LDLR	PVR or CD155	CAR and CD55
Most-treated cancer type	Brain cancer	Skin cancer	Brain cancer and pancreatic cancer	Liver cancer and solid tumors	Breast cancer and fallopian tube	Solid tumors	NSCLC	Myeloma	Solid tumors	Melanoma, glioblastoma breast cancer	Bladder cancer, lung cancer and melanoma
Ref.	[1,14,23]	[1,14,24,25,26]	[1,2]	[1,14,27]	[1,14,22]	[1,28,34]	[29,35,36]	[1,30,37]	[1,31]	[1,32]	[1,33]

N/A: Not applicable; NSCLC: Non-small-cell lung cancer.

Source: Lauer et al., Future Oncology (2022).

- **Oncolytic viruses (OVs) can revolutionize solid tumor treatment** by specifically targeting, eradicating tumor cells, and altering the tumor microenvironment (TME)
- **Calidi selected OVs.**


Survivin promoter
E1 gene

Adenovirus (CRAd-S-pk7) for CLD-101



Vaccinia virus CAL1 for CLD-201

Current Obstacles to Oncolytic Virus Therapy

Problems with Oncolytic Viruses:

- *The unprotected oncolytic viruses are quickly eliminated by the patient's immune system*
- *This leads to a very limited therapeutic potential*



HUMAN CLINICAL SCENARIO
when using naked virus
ACTIVE ONCOLYTIC VIRUSES
RAPID INACTIVATION BY THE PATIENT'S IMMUNE SYSTEM
INACTIVATED ONCOLYTIC VIRUSES
TUMOR

CALIDI'S SOLUTION:
Stem Cell-Based Platforms to Deliver & Potentiate OV Therapies


Stem cells loaded with oncolytic viruses are manufactured in a single off-the-shelf vial
1. Stem cell loaded with Oncolytic Viruses (OV)
2. Stem cell protects and amplifies OV
3. Protected viruses delivered to tumor cells, altering the Tumor Micro-Environment and inducing an anti-tumor response to kill tumor cells
TARGETED TUMOR

Cell-based virotherapy, the promise of a universal treatment for all tumor types



Cell-based Virotherapy.
Targeting All Tumor Cell Types
Cell secretome:
(Cytokines, Chemokines)
Virotherapy
Virally-encoded proteins

Supernova/Neuronova are designed to attack tumor using multimodal combination of MOA.

1- Tumor agnostic
2- Immunomodulatory (from cells)
3- Oncolytic (Virotherapy)
4- Additional MOA by virally-encoded proteins

The power of using a cell-based virotherapy

Cell component of virotherapy offers:

1. Protection against humoral immunity

2. Targeting both, Local and Distant Tumor Sites

3. Immunomodulation

4. Enhancing Therapeutic Potency (support OV amplification)

These cell-derived components play pivotal roles in amplifying the effectiveness of virotherapy.

Advantages of Calidi's Technology

Vaccinia virus (VACV) engineered to express red fluorescent protein.
RED signal indicates virus amplification leading to killing of cancer cells

(A) Treatment: CAL1 – naked virus


PC3 (prostate cancer)
24h

Preclinical in vitro data shows that Vaccinia Virus (VACV) kills tumor cells

(B) Treatment: CAL1 - naked virus


PC3 (prostate cancer)
+ HUMAN SERUM
24h

Human serum can inhibit oncolytic virus activity by blocking its capacity to infect and kill tumor cells

(C) Treatment: CAL1 + AD-MSC


PC3 (prostate cancer)
+ HUMAN SERUM
24h

Treatment efficacy is restored when adipose derived stem cells (AD-MSC) are used to protect and potentiate the oncolytic vaccinia virus

Calidi's Allogeneic Cell Platforms to deliver OV NEURONOVA (CLD-101)

» **HB1.F3.CD21 Neural Stem Cells (Neuronova platform):**



- Immortal and scalable neuronal stem cell line

- Known safety profile in human trials

- Possess an inherent ability to distribute throughout healthy brain tissue and migrate towards distant tumor sites

- Selected off-the-shelf platform to deliver oncolytic Adenovirus for Brain tumor indications (High Grade Glioma)

Calidi's Allogeneic Cell Platforms to deliver OV SUPERNOVA (CLD-201)

VP001 – Adult Adipose-derived Mesenchymal Stem Cells (SuperNova)


MSC MCB
proliferation/scalability profile
Population doubling
Days in culture
0
10
20
30
40
50
60
70
80
p3
p4
p5
p6
p7
p8
p9
p10
p11
p12
p13
p14
p15
p16
p17
p18
p19
p20
p21
p22

- Derived from adipose (fat) tissue of healthy donors

- Superior scalability and immunomodulatory properties

- Known safety profile in human trials

- Optimized manufacturing protocols offer the potential to generate quadrillions of doses of stem cells from a single donor

Maximizing Therapeutic Responses with Directed Localized Administration

Directed – Localized administration

- ✓ High therapeutic index of treated lesion/areas
- ✓ Low toxicity
- ✓ Strong activation of local and systemic antitumor immunity
- ✓ In situ vaccination
- ✓ <u>Efficacy of intratumoral approach shown in clinic trials</u>



CLD-101
(Neuronova)
Completed Phase 1
CLD-201 (Supernova)
Autologous trial completed 2019
Allogeneic Phase 1 @ 2H-2024

Calidi's Cell-based Systemic Delivery Development



- ✓ A new treatment option for advanced metastatic disease and un-targetable cancers using intratumoral administration
- ✓ Pre-clinical stage development

Targeting both, Distant and All Tumor Sites



Untreated
Cell-based Virotherapy
Mouse model bearing 3 different solid tumor indications
Tumor Indication #1
Tumor Indication #2
Tumor Indication #3

1. Calidi's Systemic Cell-Based Virotherapy:

a) Resistant to rapid inactivation by humoral immunity.

b) This innovative approach effectively targets **all tumor sites tested** within the body.

c) Expressing selected payload in all TME

2. **Remarkable Versatility**: Notably, it can also address **diverse tumor types** and adapt to the unique **tumor microenvironment** within the organism


CD8+
other
CD4eff
Treg
100
80
60
40
20
0
% of CD3 Cells
Untreated
Cell-based
Virotherapy

Cell-Based Virotherapy Alters the Composition of Tumor-Infiltrating Lymphocytes in All Targeted distant site (Metastasis) (N=10 tumors)

"Therapy induces a significant increase in the CD8-T cytotoxic population while concurrently reducing the T regulatory population."

Clinical revolution comes by using cells to advance virotherapies to a new therapeutic level

Cell-based Oncolytic Virotherapies:

designed to target and kill tumor cells

- Aiming to provide safe and tolerable therapeutic approach
- Off-the-shelf platform. Using proprietary, scalable, commercially viable state-of-the-art approach. Multiple GMP lots already manufactured and in clinical trials
- Adaptable approach to deliver existing virotherapies and payloads to local and distant tumors
- Cell-based virotherapies are designed for both local and systemic administration

THANK YOU !

Antonio F. Santidrian, PharmD, PhD
Chief Scientific Officer

Mobile: +1 858 405 5829
email: asantidrian@calidibio.com

CALIDI BIOTHERAPEUTICS

Calidi Biotherapeutics, Inc.
4475 Executive Drive, Suite 200
San Diego, CA 92121 USA
www.calidibio.com